CLOVER UNIT 1
                       EQUIPMENT INTEREST LEASE AGREEMENT

                         Dated as of February 29, 1996

                                    between



                       OLD DOMINION ELECTRIC COOPERATIVE,
                            as Equipment Head Lessor


                                      and


                      STATE STREET BANK AND TRUST COMPANY,
                      not in its individual capacity, but
                            solely as Owner Trustee,
                            as Equipment Head Lessee


                       CLOVER UNIT 1 GENERATING FACILITY
                                      AND
                               COMMON FACILITIES

                                TABLE OF CONTENTS


                                                                                Page
SECTION 1.  DEFINITIONS.........................................................  3

SECTION 2.  LEASING OF THE EQUIPMENT INTEREST...................................  3

SECTION 3.  TERM AND RENT.......................................................  3
            Section 3.1   Basic Term............................................  3
            Section 3.2   Renewal Term..........................................  4
            Section 3.3   Equipment Head Lease Rent.............................  4
            Section 3.4   Nonterminability......................................  4

SECTION 4.  DISCLAIMER OF WARRANTIES............................................  5

SECTION 5.  RIGHT OF QUIET ENJOYMENT............................................  6

SECTION 6.  RETURN OF EQUIPMENT INTEREST........................................  6
            Section 6.1   Return of Equipment Interest..........................  6
            Section 6.2   Right of First Refusal in Virginia Power..............  6
            Section 6.3   Right of Virginia Power to Exercise Purchase Option...  7

SECTION 7.  LIENS...............................................................  8

SECTION 8.  OPERATION AND MAINTENANCE; REPLACEMENT
            COMPONENTS..........................................................  8
            Section 8.1   Operation and Maintenance.............................  8
            Section 8.2   Replacement Components................................  8

SECTION 9.  MODIFICATIONS.......................................................  8

SECTION 10. EARLY TERMINATION OF EQUIPMENT HEAD LEASE
            TERM................................................................  9
            Section 10.1  Early Termination during the Equipment Operating
            Lease Term..........................................................  9
            Section 10.2  Early Termination After the Equipment Operating
            Lease Term..........................................................  9

SECTION 11. INSPECTION..........................................................  9

SECTION 12. SECURITY FOR EQUIPMENT HEAD LESSEE'S
            OBLIGATION TO THE LENDERS...........................................  9



                                                                                Page
SECTION 13. MISCELLANEOUS....................................................... 10
            Section 13.1  Agreement Regarding Equipment......................... 10
            Section 13.2  Amendments and Waivers................................ 10
            Section 13.3  Notices............................................... 10
            Section 13.4  Survival.............................................. 11
            Section 13.5  Successors and Assigns................................ 11
            Section 13.6  Business Day.......................................... 12
            Section 13.7  Governing Law......................................... 12
            Section 13.8  Severability.......................................... 12
            Section 13.9  Counterparts.......................................... 12
            Section 13.10 Headings and Table of Contents........................ 12
            Section 13.11 Limitations of Liability.............................. 12
            Section 13.12 Further Assurances.................................... 13
            Section 13.13 Effectiveness of Equipment Head Lease................. 13

Exhibit A-1     -   Description of Unit 1 Equipment
Schedule 1-A    -   Description of Transmission Assets
Exhibit A-2     -   Description of Common Facilities Equipment
Exhibit A-3     -   Description of Retained Assets
Exhibit A-4     -   Description of Pollution Control Assets

                                  CLOVER UNIT 1
                       EQUIPMENT INTEREST LEASE AGREEMENT


         This CLOVER UNIT 1 EQUIPMENT INTEREST LEASE AGREEMENT, dated as of February 29, 1996 (this "Equipment Head Lease"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia, as lessor (the "Equipment Head Lessor"), and STATE STREET BANK AND TRUST COMPANY, a state-chartered trust company organized and operating under the laws of the Commonwealth of Massachusetts, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, as lessee (the "Equipment Owner Trustee").

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 and comprised of the Unit 1 Site described in Schedule 2, the Unit 2 Site described in Schedule 3, and the Common Facilities Site described in
Schedule 4, and  certain  other  property,  each such  Schedule  1,  Schedule 2,
Schedule 3, and Schedule 4 being attached to the Ground Lease and Sublease as part thereof, the form of which Ground Lease and Sublease is marked Exhibit A and is attached to, and recorded in the Halifax Clerk's Office with, the Option Agreement of even date herewith;

         WHEREAS, a copy of the Clover Power Station Plat is marked Exhibit B and is attached to, and recorded in the Halifax Clerk's Office with, the Option Agreement as a part thereof;

         WHEREAS, Old Dominion and Virginia Power own the Clover Real Estate as tenants-in-common;

         WHEREAS, by the Clover Agreements, Old Dominion and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property owned by Old Dominion and Virginia Power as tenants-in-common include, but are not limited to, (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation being constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment being situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Old Dominion and Virginia Power owns a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) the rights of the other to nonexclusive possession of all such real and personal property, (b) the terms and conditions of the Clover Agreements and (c) in the case of the Pollution Control Assets, the rights of the Pollution Control Assets Lessor;

         WHEREAS, by the Option Agreement which is recorded in the Halifax Clerk's Office, Old Dominion granted and conveyed to the Owner Trustee, its successors and assigns, the right and option to lease the Ground Interest from Old Dominion, subject to the Owner Trustee's agreement to sublease the Ground Interest simultaneously back to Old Dominion upon the terms and conditions of the Option Agreement if the Owner Trustee exercises such option;

         WHEREAS, Old Dominion has leased to the Owner Trustee the Foundation Interest by the Foundation Head Lease;

         WHEREAS, by the Foundation Operating Lease, the Owner Trustee will lease the Foundation Interest back to Old Dominion upon a term which shall end prior to the expiration of the term of the Foundation Head Lease;

         WHEREAS, by the Equipment Operating Lease, the Owner Trustee will lease the Equipment Interest back to Old Dominion upon a term which shall end prior to the expiration of the term of this Equipment Head Lease;

         WHEREAS, although Old Dominion and the Owner Trustee intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they will record the Foundation Head Lease and the Foundation Operating Lease in the Halifax Clerk's Office, in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96. The Equipment Head Lease and the Equipment Operating Lease are not to be recorded; and

         WHEREAS, upon the leasing or other conveyance by Old Dominion to the Unit 2 Parties of the foundation and the equipment in connection with Clover Unit 2, each of Owner Trustee (on the one hand) and the Unit 2 Parties (on the other hand) shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which are imposed upon Old Dominion with respect to the Common Facilities Site, the Common Facilities Foundation, and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property, and (b) a party to the Clover Agreements.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                 DEFINITIONS.

         Capitalized terms used in this Equipment Head Lease and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement, dated as of February 29, 1996, among Old Dominion, State Street Bank and Trust Company, First Union National Bank of Florida and Utrecht-America Finance Co. All references to sections, paragraphs, clauses and exhibits are to sections, paragraphs, clauses and exhibits in this Equipment Head Lease unless otherwise indicated and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Equipment Head Lease as a whole and not to any particular section or other subdivision.

         Where any provision in this Equipment Head Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.


SECTION 2.        LEASING OF THE EQUIPMENT INTEREST.

         The Equipment Head Lessor hereby leases the Equipment Interest to the Equipment Head Lessee, and the Equipment Head Lessee hereby leases the Equipment Interest from the Equipment Head Lessor. The Equipment Head Lessor and the Equipment Head Lessee understand and acknowledge that (a) legal title to all assets in the Equipment Interest constituting Retained Assets remains vested in Old Dominion and Virginia Power as tenants-in-common and (b) such Retained Assets are subject to the Lien of the Old Dominion Indenture, Permitted Encumbrances and the rights of Virginia Power under the Clover Agreements. The Equipment Head Lessor and the Equipment Head Lessee understand and acknowledge that (x) legal title to all assets in the Equipment Interest constituting Pollution Control Assets is vested in the Pollution Control Assets Lessor and Virginia Power as tenants-in-common, (y) such Pollution Control Assets are subject to the Lien of the Old Dominion Indenture, Permitted Encumbrances, and the rights of Virginia Power under the Clover Agreements and (z) all right, title and interest of Old Dominion in and to such Pollution Control Assets have been leased to the Pollution Control Assets Lessor and leased back to Old Dominion pursuant to the Pollution Control Assets Lease.

         Descriptions of the Unit 1 Equipment and the Common Facilities Equipment are set forth on Exhibits A-1 and A-2, respectively, to this Equipment Head Lease. Descriptions of the Retained Assets and the Pollution Control Assets are set forth on Exhibits A-3 and A-4, respectively, to this Equipment Head Lease.

SECTION 3.        TERM AND RENT.

         SECTION 3.1 BASIC TERM. The term of this Equipment Head Lease shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on January 5, 2045 (the "Equipment Head Lease Basic Term"), unless earlier terminated pursuant to the provisions of Section 10 hereof.

         SECTION 3.2 RENEWAL TERM. At the expiration of the Equipment Head Lease Basic Term or any Equipment Head Lease Renewal Term, the Equipment Head Lessee may renew this Equipment Head Lease for an additional term or terms of not less than 1 year each (each an "Equipment Head Lease Renewal Term" and, together with the Equipment Head Lease Basic Term, the "Equipment Head Lease Term") by giving to the Equipment Head Lessor 180 days prior written notice; PROVIDED that the Equipment Head Lessee shall be permitted to renew the term of this Equipment Head Lease for a Equipment Head Lease Renewal Term only if (a) concurrently with such renewal, the Foundation Head Lease Term is renewed for a period equal to the Equipment Head Lease Renewal Term and (b) on the date that notice of such renewal is given and at the commencement of such Equipment Head Lease Renewal Term, (i) the Clover Unit 1 Generating Facility continues to be used for the production of electric capacity and energy and (ii) no determination has been made in accordance with Section 11.01(a) the Clover Operating Agreement to retire the Clover Unit 1 Generating Facility.

         SECTION 3.3 EQUIPMENT HEAD LEASE RENT. The Equipment Head Lessee hereby agrees to pay the Equipment Head Lessor rent for the Equipment Head Lease Basic Term in a single installment in the amount of $301,800,000 (the "Equipment Head Lease Basic Rent"), which amount will be paid on the Closing Date. The Equipment Head Lessor acknowledges receipt of such amount in full satisfaction of the Equipment Head Lessee's obligation to pay rent during the Equipment Head Lease Basic Term. If the Equipment Head Lessee elects to renew the term of the Equipment Head Lease for a Equipment Head Lease Renewal Term or Terms, pursuant to Section 3.2 hereof, the Equipment Head Lessee agrees to pay to the Equipment Head Lessor annual rent during each Equipment Head Lease Renewal Term of $100, which amount shall be due and payable in advance on each January 5 of each year during such Equipment Head Lease Renewal Term.

         SECTION 3.4 NONTERMINABILITY. Subject to Section 10 hereof, this Equipment Head Lease shall not terminate, nor shall any of the rights granted and conveyed hereunder to the Equipment Head Lessee be extinguished, lost or otherwise impaired, in whole or in part, by any circumstances of any character or for any reason whatsoever, including, without limitation, the following: (a) any damage to or loss or destruction of all or any part of Clover Unit 1 for any reason whatsoever and of whatever duration, (b) the condemnation, requisition (by eminent domain or otherwise), seizure or other taking of title or use of Clover Unit 1 by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of Clover Unit 1 or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Equipment Head Lease, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Equipment Head Lessor or the Equipment Head Lessee or any other Person, (f) failure by the Equipment Head Lessee to comply with
Section 6, 7 or 8 hereof or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.

SECTION 4.        DISCLAIMER OF WARRANTIES.

         WITHOUT WAIVING ANY CLAIM THE EQUIPMENT HEAD LESSEE MAY HAVE AGAINST ANY MANUFACTURER, VENDOR OR CONTRACTOR UNDER THE CLOVER OWNERSHIP AGREEMENT, THE EQUIPMENT HEAD LESSEE ACKNOWLEDGES AND AGREES SOLELY FOR THE BENEFIT OF THE EQUIPMENT HEAD LESSOR THAT (a) CLOVER UNIT 1 AND EACH COMPONENT THEREOF ARE OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO THE EQUIPMENT HEAD LESSEE,
(b) THE EQUIPMENT HEAD LESSEE IS SATISFIED THAT CLOVER UNIT 1 AND EACH COMPONENT THEREOF ARE SUITABLE FOR THEIR RESPECTIVE PURPOSES, (c) THE EQUIPMENT HEAD LESSOR IS NOT A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (d) CLOVER UNIT 1 AND EACH COMPONENT THEREOF ARE LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED AND IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS LEASE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE EQUIPMENT HEAD LESSOR AND (e) THE EQUIPMENT HEAD LESSOR LEASES AND THE EQUIPMENT HEAD LESSEE TAKES THE EQUIPMENT INTEREST UNDER THIS EQUIPMENT HEAD LEASE "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", AND THE EQUIPMENT HEAD LESSEE ACKNOWLEDGES THAT THE EQUIPMENT HEAD LESSOR MAKES NO, NOR SHALL BE DEEMED TO HAVE MADE, AND EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, OR MERCHANTABILITY THEREOF OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that the Equipment Head Lessor represents and warrants to the Equipment Head Lessee that the Equipment Head Lessor has (1) good and valid title, as a tenant-in-common with Virginia Power, to the Retained Assets free and clear of all Liens other than Permitted Liens and (2) a valid leasehold interest, to the extent of a 50% undivided interest, in the Pollution Control Assets free and clear of all Liens other than Permitted Liens.

SECTION 5.        RIGHT OF QUIET ENJOYMENT.

         The Equipment Head Lessor agrees that, notwithstanding any other provision of any of the Operative Documents, so long as this Equipment Head Lease has not been terminated pursuant to the express provisions of Section 10 hereof, it shall not through its own actions or inactions interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Equipment Head Lessee of the Equipment Head Lease Interest subject to the terms hereof.


SECTION 6.        RETURN OF EQUIPMENT INTEREST.

         SECTION 6.1 RETURN OF EQUIPMENT INTEREST. Upon termination of this Equipment Head Lease pursuant to Section 10.2 or, subject to Section 10.1, on the last day of the Equipment Head Lease Term, the Equipment Head Lessee shall return the Equipment Interest by delivering constructive possession of the same to the Equipment Head Lessor at the location of Clover Unit 1 in Clover, Virginia, without representation or warranty other than that the Equipment Interest is free and clear of all Lessor's Liens and Owner Participant's Liens, without any other liability or cost to the Equipment Head Lessee. The obligations of the Equipment Head Lessee under this Section 6.1 shall survive termination of this Equipment Head Lease.

         SECTION 6.2 RIGHT OF FIRST REFUSAL IN VIRGINIA POWER. If (a) at any time during the Equipment Head Lease Term the Equipment Head Lessee shall seek to sell, lease or otherwise transfer its interest in the Equipment Head Lease Interest or any part thereof to any Person other than Old Dominion pursuant to any provision of the Equipment Operating Lease, or (b) on or after the expiration or termination of the Term of the Equipment Operating Lease, the Owner Participant seeks to sell the Beneficial Interest or any part thereof, such Equipment Head Lease Interest or Beneficial Interest, as the case may be, shall be subject to Virginia Power's right of first refusal on the terms and conditions set forth in this Section 6.2. The Equipment Head Lessee will give Virginia Power prompt written notice of all bona fide offers received from any other Person to purchase or acquire such other interest in the Equipment Head Lease Interest or Owner Participant's Beneficial Interest or any part of either which are subject to this Section 6.2, together with a full and complete statement of the price and all of the terms, conditions and provisions contained in such offers. Virginia Power will thereafter have the right within a period of forty-five (45) Business Days from and after the giving of such notice to notify the Equipment Head Lessee of its intent to exercise its rights of first refusal. If Virginia Power elects to exercise the right provided in the preceding sentence, it will within 180 days of such notice execute a contract on the same terms and conditions as the offer giving rise to such right. If Virginia Power does not give such notice to the Equipment Head Lessee within the forty-five
(45) Business Day period and execute such a contract, the Equipment Head Lessee will be free to proceed under the terms and conditions as set forth in its notice to Virginia Power. In the event that such terms or conditions are revised in any way that materially changes the agreement for sale, lease or transfer

(including any reduction in price or the terms of payment thereof), the Equipment Head Lessee must again comply with the notice and acceptance provisions of this Section 6.2. Virginia Power shall be deemed a third party beneficiary with respect to this Section 6.2. The right of first refusal in favor of Virginia Power set forth in this Section 6.2 shall be exercised only in connection with its simultaneous exercise of the right of first
refusal  set  forth  in  Section  6.2  of  the  Foundation   Head  Lease.
Notwithstanding any provision to the contrary, it is agreed and understood that any transfer of the Equipment Head Lease Interest by the Owner Trustee to any successor Owner Trustee pursuant to Section 9 of the Trust Agreement shall not be subject to the provisions of this Section 6.2.

         SECTION 6.3 RIGHT OF VIRGINIA POWER TO EXERCISE PURCHASE OPTION. If the Lessee shall elect the Service Contract Option or the Return Option pursuant to
Section 15.1 of the Equipment Operating Lease (including if it shall be deemed to have elected the Return Option in accordance with the second sentence of such
Section 15.1), Virginia Power shall have the right to purchase the Equipment Interest on the Expiration Date on the terms and conditions set forth in this
Section 6.3. Virginia Power shall give the Equipment Head Lessor and the Equipment Head Lessee written notice of its irrevocable election by the date no later than two months following the earlier of (i) the Lessee's election notice contemplated by Section 15.1 of the Equipment Operating Lease and (ii) a date sixteen months prior to the Expiration Date. If Virginia Power shall not give the notice contemplated by the preceding sentence, it will be deemed to have elected not to purchase and it will have no right to purchase the Equipment Interest pursuant to this Section 6.3. If Virginia Power shall give notice of its election to purchase the Equipment Interest pursuant to this Section 6.3, it shall become unconditionally obligated to pay all amounts of the Purchase Option Price at the times and in the amounts set forth in clause (a)(i) and (b) of
Section 15.2 of the Equipment Operating Lease and, without duplication of its covenant set forth in the succeeding sentence, the Equipment Head Lessor shall be obligated to pay on the Expiration Date the amounts set forth in (a)(ii) and
(a)(iii) of Section 15.2 of the Equipment Operating Lease. If Virginia Power elects to purchase the Equipment Interest in accordance with this Section 6.3, the Equipment Head Lessor and the Equipment Head Lessee each agree to comply with their respective covenants set forth in Section 15.2 of the Equipment Operating Lease (other than, in the case of the Equipment Head Lessor, the covenant to pay any amounts of the Purchase Option Price) in order to permit Virginia Power to purchase the Equipment Interest in accordance with such
Section 15.2 of the Equipment Operating Lease. Other than as set forth in the preceding sentence, the Equipment Head Lessor shall have no obligations in connection with Virginia Power's exercise of the election set forth in this
Section 6.3. Virginia Power shall be deemed a third party beneficiary with respect to this Section 6.3. The election of Virginia Power to purchase the Equipment Interest set forth in this Section 6.3 shall be exercised only in connection with its simultaneous exercise of its election to purchase the Foundation Interest set forth in Section 6.3 of the Foundation Head Lease.

SECTION 7.        LIENS.

         The Equipment Head Lessee agrees that it will not, directly or indirectly create, incur, assume or suffer to exist any Lessor's Liens or Owner Participant's Liens on or with respect to the Equipment Interest or its Equipment Head Lease Interest, and the Equipment Head Lessee shall promptly notify the Equipment Head Lessor of the imposition of any such Lien of which the Equipment Head Lessee is aware and shall promptly, at its own expense, take such action as may be necessary to discharge any such Lien.


SECTION 8.        OPERATION AND MAINTENANCE; REPLACEMENT COMPONENTS.

         SECTION 8.1 OPERATION AND MAINTENANCE. The Equipment Head Lessee covenants and agrees to operate, maintain and insure the Equipment Interest, or cause the Equipment Interest to be operated, maintained and insured, in accordance with the Clover Agreements. Simultaneously with the execution and delivery by the parties of this Equipment Head Lease, the Equipment Head Lessee and the Equipment Head Lessor have entered into the Clover Agreements Assignment pursuant to which the Equipment Head Lessee has assumed all of the Equipment Head Lessor's obligations under the Clover Agreements, to the extent, but only to the extent, they relate to the Equipment Interest and the Foundation Interest (and to the Ground Interest if the option under the Option Agreement is exercised). The Equipment Head Lessee covenants and agrees that it will perform all of its obligations under the Clover Agreements Assignment. The execution and delivery of the Equipment Operating Lease shall be deemed compliance by the Equipment Head Lessee with its covenants set forth in this Section 8.1 during the Term of the Equipment Operating Lease without any further action by the Equipment Head Lessee, whether or not the Lessee shall comply with the corresponding obligations under the Equipment Operating Lease.

         SECTION 8.2 REPLACEMENT COMPONENTS. An undivided interest equal to the Lessor's Percentage in all Replacement Components incorporated in the Unit 1 Equipment and the Common Facilities Equipment included in Clover Unit 1 during the Equipment Head Lease Term in accordance with the Equipment Operating Lease, the Clover Operating Agreement or the Management Agreement shall automatically become subject to this Equipment Head Lease without any action by any Person whatsoever and shall be deemed to be a part of Clover Unit 1 and the Equipment Interest for all purposes of this Equipment Head Lease.

SECTION 9.        MODIFICATIONS.

         An undivided interest equal to the Lessor's Percentage in all Modifications to the Unit 1 Equipment and Common Facilities Equipment included in Clover Unit 1 during the Equipment Head Lease Term in accordance with the Equipment Operating Lease, the Clover Operating Agreement or the Management Agreement shall automatically become subject to this Equipment Head Lease without any action by any Person whatsoever and shall be deemed to be a part of Clover Unit 1 and the Equipment Interest for all purposes of this Equipment Head Lease.


SECTION 10.       EARLY TERMINATION OF EQUIPMENT HEAD LEASE TERM.

         SECTION 10.1 EARLY TERMINATION DURING THE EQUIPMENT OPERATING LEASE TERM. The Equipment Head Lease Term shall terminate prior to the scheduled expiration date of the Equipment Head Lease Basic Term if the Equipment Operating Lease is terminated pursuant to Section 10, 13 or 18 thereof or if the Lessee purchases the Equipment Interest on the Expiration Date pursuant to
Section 15.2 of the Equipment Operating Lease. Upon satisfaction of the requirements of the relevant section of the Equipment Operating Lease, the Equipment Head Lease Term shall terminate without any action of any Person whatsoever and the Equipment Head Lessor and the Equipment Head Lessee agree to comply with the provisions of the applicable section of the Equipment Operating Lease in connection with such termination.

         SECTION 10.2 EARLY TERMINATION AFTER THE EQUIPMENT OPERATING LEASE TERM. At any time following the expiration or termination of the Term of the Equipment Operating Lease, the Equipment Head Lessee shall have the right to terminate the Equipment Head Lease and return the Equipment Interest to the Equipment Head Lessor by delivering constructive possession thereof to the Equipment Head Lessor in accordance with Section 6.1.


SECTION 11.       INSPECTION.

         During the Term of the Equipment Operating Lease, the rights of the Equipment Head Lessee, the Owner Participant, the Agent and their representatives to inspect Clover Unit 1 shall be governed by Section 12 of the Equipment Operating Lease.

SECTION 12.       SECURITY FOR EQUIPMENT HEAD LESSEE'S OBLIGATION TO
                  THE LENDERS.

         In order to secure all amounts payable by, and all obligations to be performed by, the Equipment Head Lessee under the Loan Agreement, the Equipment Head Lessee has assigned in the Loan Agreement to the Agent for its benefit and the ratable benefit of the Lenders its rights under this Equipment Head Lease and granted security interests in favor of the Agent in all of the Equipment Head Lessee's right, title and interest in and to the Equipment Interest, including its interest in this Equipment Head Lease (other than Excepted Payments and Excepted Rights). The Equipment Head Lessor hereby consents to such grant and assignment and to the creation of such security interests and acknowledges receipt of copies of the Loan Agreement, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. The Equipment Head Lessor hereby acknowledges receipt of due notice that the Equipment Head Lessee's interest in this Equipment Head Lease has been assigned to the Agent as security pursuant to the Loan Agreement to the extent provided in the Loan Agreement. Unless and until the Equipment Head Lessor shall have received written notice from the Agent that the Equipment Head Lessee has the right to have the Lien of the Loan Agreement discharged, the Agent shall have the right to exercise the rights of the Equipment Head Lessee under this Equipment Head Lease to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement.


SECTION 13.       MISCELLANEOUS.

         SECTION 13.1 AGREEMENT REGARDING EQUIPMENT. The parties hereto understand and acknowledge that the Unit 1 Equipment and the Common Facilities Equipment have been constructively severed from the Real Property by the Severance Agreements and intend that all such equipment be treated as personal property. However, should it be determined by a court of competent jurisdiction that (notwithstanding the foregoing) any of the equipment constituting Unit 1 Equipment or Common Facilities Equipment are an interest in real property for purposes of Virginia Code Section 55-96, the parties hereto agree that such equipment shall not be part of the Unit 1 Equipment or the Common Facilities Equipment and shall not be subject to this Equipment Head Lease, but shall constitute a part of the Unit 1 Foundation or the Common Facilities Foundation and shall be subject to and leased under the Foundation Head Lease.

         SECTION 13.2 AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Equipment Head Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

         SECTION 13.3 NOTICES. Unless otherwise expressly specified or permitted by the terms of this Equipment Head Lease, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other party hereto:

         If to the Equipment Head Lessor:

                  Old Dominion Electric Cooperative
                  4201 Dominion Boulevard
                  Glen Allen, Virginia 23060

                  Facsimile No.:  (804) 747-3742
                  Telephone No.:  (804) 747-0592
                  Attention:  Vice President of Accounting and Finance

         If to the Equipment Head Lessee:

                  State Street Bank and Trust Company
                  Two International Place
                  Fourth Floor
                  Boston, Massachusetts 02110

                  Facsimile No.:  (617) 664-5371
                  Telephone No.:  (617) 664-5610
                  Attention:  Manager - Corporate Trust

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

                  Virginia Electric and Power Company
                  P.O. Box 26666
                  Richmond, Virginia  23261
                  Attention: President

         SECTION 13.4 SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of either such party under this Equipment Head Lease, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         SECTION 13.5 SUCCESSORS AND ASSIGNS. (a) This Equipment Head Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and Section 5.5 of the Participation Agreement, such successor Owner Trustee shall, without further act, succeed to all rights, duties, immunities and obligations of the predecessor Owner Trustee hereunder, and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by the Equipment Head Lessor and without in any way altering the terms of this Equipment Head Lease or the rights or obligations of the Equipment Head Lessor or the Equipment Head Lessee hereunder. The Equipment Head Lessor shall, at its expense, upon receipt of written notice of the appointment of a successor Owner Trustee under the Trust Agreement, promptly make such modifications and changes to reflect such appointment as shall be reasonably requested by such successor Owner Trustee in any instruments relating to the Equipment Head Lease Interest or this Equipment Head Lease, all in form and substance reasonably satisfactory to such successor Owner Trustee.

                  (b) Except as expressly provided herein or in any other Operative Document, the Equipment Head Lessor, may not assign its interests herein without the consent of the Equipment Head Lessee. Except as expressly provided in the Operative Documents, the Equipment Head Lessee may not assign its interests herein during the Term of the Equipment Operating Lease without the consent of the Equipment Head Lessor.

         SECTION 13.6 BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Equipment Head Lease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         SECTION 13.7 GOVERNING LAW. THIS EQUIPMENT HEAD LEASE SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 13.8 SEVERABILITY. Whenever possible, each provision of this Equipment Head Lease shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Equipment Head Lease shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Equipment Head Lease.

         SECTION 13.9 COUNTERPARTS. This Equipment Head Lease may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

         SECTION 13.10 HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Equipment Head Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 13.11 LIMITATIONS OF LIABILITY. It is expressly understood and agreed by and between the Equipment Head Lessor and the Equipment Head Lessee and their respective successors and permitted assigns, that all representations, warranties and undertakings of the Equipment Head Lessee hereunder shall be binding upon the Equipment Head Lessee only in its capacity as Owner Trustee under the Trust Agreement, and neither the Equipment Head Lessee in its individual capacity nor any past, present or future Affiliate, partner, officer, director, owner, shareholder, agent or employee of it or in any thereof or of any partner thereof or their legal representatives, successors or assigns shall be liable for any breach thereof; and all Persons having any claim against the Equipment Head Lessee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 13.12 FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party hereto, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Equipment Head Lease.

         SECTION 13.13 EFFECTIVENESS OF EQUIPMENT HEAD LEASE. This Equipment Head Lease has been dated as of the date first above written for convenience only. This Equipment Head Lease shall be effective on the date of execution and delivery by each of the Equipment Head Lessor and the Equipment Head Lessee.

         IN WITNESS WHEREOF, the Equipment Head Lessor and the Equipment Head Lessee have caused this Equipment Head Lease to be duly executed and delivered by their respective officers thereunto duly authorized.


                               OLD DOMINION ELECTRIC COOPERATIVE,
                               as Equipment Head Lessor


                               By:/s/ DANIEL M. WALKER
                                  ----------------------------------------
                                  Daniel M. Walker
                                  Vice President of Accounting and Finance
                                  Date: March 1, 1996


                               STATE STREET BANK AND TRUST COMPANY,
                               not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, as Equipment Head Lessee


                               By:/s/ E. DECKER ADAMS
                                  ----------------------------------------
                                  E. Decker Adams
                                  Vice President
                                  Date: March 1, 1996

                                                                    EXHIBIT A-1
                                                                             TO
                                                                      EQUIPMENT
                                                                     HEAD LEASE


                        DESCRIPTION OF UNIT 1 EQUIPMENT

                  All those certain assets at or on the Unit 1 Site of Clover Unit 1 (excluding the Transmission Assets described on Schedule 1-A attached hereto, and the Unit 1 Foundation) and all replacements or substitutions thereto, including all those certain parts and items of equipment identified in the succeeding pages to this Exhibit A-1 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.

                                                                     EXHIBIT A-2
                                                                              TO
                                                                       EQUIPMENT
                                                                      HEAD LEASE


                   DESCRIPTION OF COMMON FACILITIES EQUIPMENT

                           All those certain assets used in connection with the
operation or maintenance of the Clover Unit 1 Generating Facility, the Unit 2 Foundation and the Unit 2 Equipment (excluding the Transmission Assets identified on Schedule 1-A to this Lease, the Unit 1 Equipment, the Unit 2 Equipment, the Unit 1 Foundation, the Unit 2 Foundation and the Common Facilities Foundation) and all replacements or substitutions thereto, including all those certain parts and items of equipment identified in the succeeding pages to this Exhibit A-2 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.


                                     A-2-1

                                                                     EXHIBIT A-3
                                                                              TO
                                                                       EQUIPMENT
                                                                      HEAD LEASE


                         DESCRIPTION OF RETAINED ASSETS

                           All those certain assets on the Unit 1 Site and the
Common Facilities Site (excluding the Unit 1 Foundation, the Common Facilities Foundation, the Transmission Assets identified on Schedule 1-A to this Lease and Pollution Control Assets) and all replacements or substitutions thereto, including all those certain parts and items of equipment identified in the succeeding pages to this Exhibit A-3 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support
items,  including  all  valves,   backflow  preventers, breakdown  orifices,
exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives,
signal  converters  and  monitors,  conductivity  instrumentation,   pH
instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.


                                     A-3-1

                                                                     EXHIBIT A-4
                                                                              TO
                                                                       EQUIPMENT
                                                                      HEAD LEASE


                    DESCRIPTION OF POLLUTION CONTROL ASSETS

                           All those certain assets comprising 100% of the Unit
2 Equipment and the Common Facilities Equipment that were leased to the Pollution Control Assets Lessor under the Pollution Control Assets Lease and all replacements or substitutions thereto, including all those certain parts and items of equipment identified in the succeeding pages to this Exhibit A-4 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps,  local  switch  stations,  transducers,  circuit breakers,  transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors,
conductivity   instrumentation,   pH  instrumentations,   recorders, subpanels
and switches/lights, and recorders/pen description.


                                     A-4-1